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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 22, 2003

ELECTRONICS FOR IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Velocity Way, Foster City, CA 94404
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code:(650) 357 — 3500

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)  Exhibits

The following exhibits are filed herewith:

Exhibit

99.1 Text of Press Release, dated October 22, 2003, titled “Electronics For Imaging Exceeds EPS & Revenue Expectations Company Raises Fourth Quarter Outlook”

Item 12. Results of Operations and Financial Condition

On July 22, 2003, Electronics for Imaging, Inc. issued a press release regarding its financial results for its third quarter of fiscal year 2003 ended September 30, 2003. The press release is filed as an exhibit to this current report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronics for Imaging, Inc.

Date: October 22, 2003	By:	/s/ Joseph Cutts
Joseph Cutts
Chief Financial Officer

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EXHIBIT INDEX

99.1 Text of Press Release, dated October 22, 2003, titled “Electronics For Imaging Exceeds EPS & Revenue Expectations Company Raises Fourth Quarter Outlook”